FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Financial Life Insurance Company

Years Ended December 31, 2020, 2019 and 2018

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory basis financial statements of Transamerica Financial Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, of changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2020, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2020 and summary of investments - other than investments in related parties as of December 31, 2020 listed in the accompanying index (collectively referred to as the “financial statements”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York Department of Financial

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312)298-2000, F: (312)298 2001, www.pwc.com/us

Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York Department of Financial Services described in Note 2.

Emphasis of Matter

As discussed in Note 3 to the financial statements, in 2020 the Company changed its valuation basis for variable annuities to comply with newly prescribed Insurance Regulation 213 issued by the New York Department of Financial Services. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2021

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31	December 31
	2020	2019

Admitted assets
Cash, cash equivalents and short-term investments	$598	$440
Bonds	5,913	5,333
Preferred stocks	7	5
Common stocks	10	6
Mortgage loans on real estate	1,548	1,547
Policy loans	131	131
Securities lending reinvested collateral assets	398	311
Derivatives	232	114
Other invested assets	341	369

Total cash and invested assets	9,178	8,256

Accrued investment income	72	69
Premiums deferred and uncollected	11	11
Net deferred income tax asset	34	28
Other assets	67	20
Separate account assets	24,153	23,524

Total admitted assets	$33,515	$31,908

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$7,040	$6,493
Policy and contract claim reserves	43	29
Liability for deposit-type contracts	31	30
Transfers from separate accounts due or accrued	(102)	(195)
Asset valuation reserve	118	133
Interest maintenance reserve	25	21
Derivatives	219	102
Payable for collateral under securities loaned and other transactions	441	371
Borrowed money	147	66
Other liabilities	322	309
Separate account liabilities	24,153	23,524

Total liabilities	32,437	30,883

Total capital and surplus	1,078	1,025

Total liabilities and capital and surplus	$33,515	$31,908

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2020	2019	2018

Revenues
Premiums and annuity considerations	$5,235	$5,306	$5,202
Net investment income	311	344	347
Fee revenue and other income	269	534	325

Total revenue	5,815	6,184	5,874

Benefits and expenses
Death benefits	109	69	70
Annuity benefits	136	117	108
Accident and health benefits	56	45	61
Surrender benefits	6,871	6,667	8,149
Other benefits	8	9	9
Net increase (decrease) in reserves	678	(140)	(128)
Commissions	124	132	146
Net transfers to (from) separate accounts	(2,323)	(1,201)	(2,892)
General insurance expenses and other	113	124	108

Total benefits and expenses	5,772	5,822	5,631

Gain (loss) from operations before federal income taxes	43	362	243
Federal income tax (benefit) expense	20	21	11

Net gain (loss) from operations	23	341	232
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	56	17	(30)

Net income (loss)	$79	$358	$202

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

			Special
	Common	Paid-in	Surplus	Unassigned	Total Capital
	Stock	Surplus	Funds	Surplus	and Surplus

Balance at January 1, 2018	$2	$935	$11	$102	$1,050
Net income (loss)	-	-	-	202	202
Change in net unrealized capital gains (losses), net of taxes	-	-	-	13	13
Change in net deferred income tax asset	-	-	-	(3)	(3)
Change in nonadmitted assets	-	-	-	7	7
Change in surplus as a result of reinsurance	-	-	-	(20)	(20)
Return of capital	-	(56)	-	-	(56)
Dividends to stockholders	-	-	-	(103)	(103)

Balance at December 31, 2018	2	879	11	198	1,090
Net income (loss)	-	-	2	356	358
Change in net unrealized capital gains (losses), net of taxes	-	-	-	(19)	(19)
Change in net deferred income tax asset	-	-	-	19	19
Change in nonadmitted assets	-	-	-	(14)	(14)
Change in asset valuation reserve	-	-	-	(13)	(13)
Change in surplus as a result of reinsurance	-	-	-	(225)	(225)
Return of capital	-	(100)	-	-	(100)
Dividends to stockholders	-	-	-	(75)	(75)
Other changes - net	-	-	-	4	4

Balance at December 31, 2019	$2	$779	$13	$231	$1,025

Continued on next page.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Millions)

			Special
	Common	Paid-in	Surplus	Unassigned	Total Capital and
	Stock	Surplus	Funds	Surplus	Surplus

Balance at December 31, 2019	$2	$779	$13	$231	$1,025
Net income (loss)	-	-	-	79	79
Change in net unrealized capital gains (losses), net of taxes	-	-	-	(7)	(7)
Change in net deferred income tax asset	-	-	-	(4)	(4)
Change in nonadmitted assets	-	-	-	6	6
Change in reserve on account of change in valuation basis	-	-	-	132	132
Change in asset valuation reserve	-	-	-	15	15
Return of capital	-	(95)	-	-	(95)
Dividends to stockholder	-	-	-	(75)	(75)
Other changes - net	-	-	-	2	2

Balance at December 31, 2020	$2	$684	$13	$379	$1,078

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2020	2019	2018

Operating activities
Premiums and annuity considerations	$5,235	$5,306	$5,204
Net investment income	322	355	359
Other income	273	307	302
Benefit and loss related payments	(7,168)	(6,919)	(8,383)
Net transfers from separate accounts	2,416	1,188	2,911
Commissions and operating expenses	(243)	(250)	(260)
Federal income taxes (paid) received	(28)	(8)	(24)

Net cash provided by (used in) operating activities	807	(21)	109

Investing activities
Proceeds from investments sold, matured or repaid	1,682	2,126	1,564
Costs of investments acquired	(2,321)	(1,944)	(1,357)
Net change in policy loans	-	-	(5)

Net cash provided by (used in) investing activities	(639)	182	202

Financing and miscellaneous activities
Capital and paid in surplus (returned) received	(96)	(100)	(57)
Net deposits (withdrawals) on deposit-type contracts	-	(1)	(5)
Net change in borrowed money	80	66	(204)
Net change in payable for collateral under securities lending and other transactions	69	1	(107)
Other cash (applied) provided	12	57	(39)
Dividends to stockholders	(75)	(75)	(103)

Net cash used in financing and miscellaneous activities	(10)	(52)	(515)

Net increase (decrease) in cash, cash equivalents and short-term investments	158	109	(204)

Cash, cash equivalents and short-term investments:

Beginning of year	440	331	535

End of year	$598	$440	$331

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except Per Share Amounts)

December  31, 2020

1. Organization and Nature of Business

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (TA Corp). TA Corp is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed annuity, variable life and annuity products, group life coverages, life insurance, index universal life, and guaranteed investment contracts. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (NYDFS), which differ from accounting principles generally accepted in the United States of America (GAAP).

The NYDFS recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principle (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in unaffiliated preferred stocks in good standing (those with NAIC designations RP1 to RP3 and P1 to P3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in preferred stocks not in good standing (those with NAIC designations RP4 to RP6 and P4 to P6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. The related net unrealized capital gains and losses for all NAIC designations are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the RBC (Risk Based Capital) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $14. The changes were recorded to the change in asset valuation reserve line of the statement of changes in capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Derivative Instruments

Overview: The Company uses various derivative instruments (swaps and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs, accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of reinsurance receivables, accounts receivable and general insurance receivables. Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Other liabilities consist primarily of remittances, payable for securities, unearned investment income, and accrued expenses.

Separate Accounts

The majority of separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the Statements of Operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP 101 does not consider state income taxes in the measurement of deferred taxes. SSAP 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Correction of Error

The Company’s policy is to disclose as recent accounting pronouncements the adopted accounting guidance with a current year effective date that has been classified by the NAIC as a substantive change, as well as items classified as nonsubstantive changes that have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted revisions to SSAP No. 105, Working Capital Finance Investments, and the corresponding Issue Paper No. 163, Working Capital Finance Investments. The revisions provided substantive updates to the Working Capital Finance Investments (WCFI) Program requirements in SSAP No. 105. The adoption of this guidance did not impact the financial position or results of operations of the Company as the Company does not invest in WCFI.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 22, Leases, and the corresponding Issue Paper No. 161, Leases, to incorporate various concepts from U.S. GAAP guidance in Accounting Standards Update (ASU) 2016-02, Leases, into statutory accounting. The revised guidance retains the operating lease concept for statutory accounting, clarifies the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

application of statutory accounting guidance for leases in certain areas (e.g., sale-leaseback transactions), and identifies the types of assets allowed for lease and sale-leaseback treatment. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Change in Valuation Basis

As of December 31, 2020, the Company has adopted the new rules released by the New York State Department of Financial Services (NYDFS) determining the minimum required reserves for Variable Annuities (VA) under “Insurance Regulation 213” (Reg 213). This new rule replaces New York Regulation 151 that was the basis for reporting through September 30, 2020. The approved transition approach will not result in adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company has reported the decrease to the reserve of $129 as a Change in Valuation Basis recognized as a change in surplus. The full amount of the change is reported in the 2020 financial statements. As of the date of transition, the Company is fully compliant with the provisions of Reg 213.

Correction of Error

As of December 31, 2020, there were no material correction of errors for the Company.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheet date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2020 and 2019, respectively:

	December 31, 2020

						Net Asset
	Aggregate Fair	Admitted				Value
	Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

Admitted assets
Cash equivalents and short–term investments, other than affiliates	$552	$552	$522	$30	$–	$–
Bonds	6,809	5,913	751	6,056	2	–
Preferred stocks, other than affiliates	7	7	–	7	–	–
Common stocks, other than affiliates	9	9	3	–	6	–
Mortgage loans on real estate	1,681	1,548	–	–	1,681	–
Other invested assets	28	23	–	28	–	–
Derivative assets:
Interest rate swaps	223	223	–	223	–	–
Currency swaps	2	1	–	2	–	–
Credit default swaps	6	4	–	6	–	–
Equity swaps	1	1	–	1	–	–
Interest rate futures	2	2	2	–	–	–
Equity futures	1	1	1	–	–	–
Derivative assets total	235	232	3	232	–	–
Policy loans	131	131	–	131	–	–
Securities lending reinvested collateral	340	340	–	340	–	–
Separate account assets	24,162	24,146	23,130	1,032	–	–

Liabilities
Investment contract liabilities	4,928	4,808	–	1	4,927	–
Derivative liabilities:
Interest rate swaps	207	196	–	207	–	–
Currency swaps	4	8	–	4	–	–
Credit default swaps	(1)	–	–	(1)	–	–
Equity swaps	15	15	–	15	–	–
Derivative liabilities total	225	219	–	225	–	–
Dollar repurchase agreements	146	146	–	146	–	–
Payable for securities lending	398	398	–	398	–	–
Payable for derivative cash collateral	43	43	–	43	–	–
Separate account annuity liabilities	23,722	23,720	–	23,221	501	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

			December 31, 2019

						Net Asset
	Aggregate	Admitted				Value
	Fair Value	Value	(Level 1)	(Level 2)	(Level 3)	(NAV)

Admitted assets
Cash equivalents and short-term investments, other than affiliates	$364	$364	$229	$135	$–	$–
Bonds	5,828	5,333	613	5,128	87	–
Preferred stocks, other than affiliates	5	5	–	5	–	–
Common stocks, other than affiliates	4	4	1	–	3	–
Mortgage loans on real estate	1,616	1,547	–	–	1,616	–
Other invested assets	26	23	–	26	–	–
Derivative assets:
Interest rate swaps	108	108	–	108	–	–
Currency swaps	3	2	–	3	–	–
Credit default swaps	8	4	–	8	–	–
Derivative assets total	119	114	–	119	–	–
Policy loans	131	131	–	131	–	–
Securities lending reinvested collateral	241	241	5	236	–	–
Separate account assets	23,535	23,517	21,368	2,167	–	–

Liabilities
Investment contract liabilities	4,911	4,406	–	1	4,910	–
Derivative liabilities:
Interest rate swaps	76	80	–	76	–	–
Currency swaps	1	2	–	1	–	–
Credit default swaps	(3)	1	–	(3)	–	–
Equity swaps	15	15	–	15	–	–
Interest rate futures	4	4	4	–	–	–
Derivative liabilities total	93	102	4	89	–	–
Dollar repurchase agreements	66	66	–	66	–
Payable for securities lending	311	311	–	311	–
Payable for derivative cash collateral	60	60	–	60	–	–
Separate account annuity liabilities	23,059	23,059	–	21,521	1,538	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2020 and 2019:

	2020

				Net Asset
				Value
	Level 1	Level 2	Level 3	(NAV)	Total

Assets:
Bonds
Industrial and miscellaneous	$–	$4	$–	$–	$4

Total bonds	–	4	–	–	4

Common stock
Industrial and miscellaneous	$3	$–	$6	$–	$9

Total common stock	3	–	6	–	9

Cash equivalents and short-term
Money market mutual funds	$522	$–	$–	$–	$522

Total short-term investments	522	–	–	–	522

Derivative assets	3	224	–	–	227
Separate account assets	23,100	502	–	–	23,602

Total assets	$23,628	$730	$6	$–	$24,364

Liabilities:
Derivative liabilities	$–	$196	$–	$–	$196

Total liabilities	$–	$196	$–	$–	$196

	2019

				Net Asset
				Value
	Level 1	Level 2	Level 3	(NAV)	Total

Assets:
Bonds
Industrial and miscellaneous	$–	$2	$1	$–	$3

Total bonds	–	2	1	–	3

Common stock
Industrial and miscellaneous	1	–	3	–	4

Total common stock	1	–	3	–	4

Cash equivalents and short-term
Money market mutual funds	230	–	–	–	230

Total short-term investments	230	–	–	–	230

Securities lending reinvested collateral	5	–	–	–	5
Derivative assets	–	109	–	–	109
Separate account assets	21,368	511	–	–	21,879

Total assets	$21,604	$622	$4	$–	$22,230

Liabilities:
Derivative liabilities	$4	$81	$–	$–	$85

Total liabilities	$4	$81	$–	$–	$85

Bonds classified as Level 2 are valued using inputs from third-party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Common stocks classified as Level 3 contain shares in the FHLB of New York, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB. In addition, the Company also holds a position that is internally modelled.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2020 and 2019:

				Total Gains	Total Gains (Losses)
	Beginning Balance at	Transfers in	Transfers out	(Losses) Included	Included in Surplus
	January 1, 2020	(Level 3)	(Level 3)	in Net Income (a)	(b)

Bonds
Other	$1	$–	$1	$–	$–
Common stock	3	–	–	–	1

Total	$4	$–	$1	$–	$1

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2020

Bonds
Other	$–	$–	$–	$–	$–
Common stock	–	2	–	–	6

Total	$–	$2	$–	$–	$6

(a)   Recorded as a component of net realized capital gains (losses) on investments in the Statements of Operations

(b)   Recorded as a component of change in net unrealized capital gains (losses) in the Statements of Changes in Capital and Surplus

				Total Gains (Losses)	Total Gains (Losses)
	Beginning Balance at	Transfers in	Transfers out	Included in Net	Included in Surplus
	January 1, 2019	(Level 3)	(Level 3)	Income (a)	(b)

Bonds
Other	$1	$2	$2	$–	$–
Common stock	1	–	1	–	–

Total	$2	$2	$3	$–	$–

					Ending Balance at
	Purchases	Issuances	Sales	Settlements	December 31, 2019

Bonds
Other	$–	$–	$–	$–	$1
Common stock	2	1	–	–	3

Total	$2	$1	$–	$–	$4

(a)   Recorded as a component of net realized capital gains (losses) on investments in the Statements of Operations

(b)   Recorded as a component of change in net unrealized capital gains (losses) in the Statements of Changes in Capital and Surplus

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020
Bonds
United States Government and agencies	$512	$220	$–	$732
State, municipal and other government	114	19	–	133
Hybrid securities	92	5	4	93
Industrial and miscellaneous	4,051	586	7	4,630
Mortgage and other asset-backed securities	1,144	85	8	1,221

Total unaffiliated bonds	5,913	915	19	6,809
Unaffiliated preferred stocks	7	–	–	7

	$5,920	$915	$19	$6,816

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$8	$1	$–	$9

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2019
Bonds
United States Government and agencies	$474	$122	$–	$596
State, municipal and other government	97	14	–	111
Hybrid securities	90	4	6	88
Industrial and miscellaneous	3,649	323	23	3,949
Mortgage and other asset-backed securities	1,023	62	1	1,084

Total unaffiliated bonds	5,333	525	30	5,828
Unaffiliated preferred stocks	5	–	–	5

	$5,338	$525	$30	$5,833

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$4	$–	$–	$4

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The carrying amount and estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2020

December 31:	Carrying Value	Fair Value

Due in one year or less	$258	$263
Due after one year through five years	1,056	1,153
Due after five years through ten years	1,050	1,194
Due after ten years	2,405	2,978

	4,769	5,588
Mortgage and other asset-backed securities	1,144	1,221

Total	$5,913	$6,809

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2020 and 2019 is as follows:

	2020

	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

State, municipal and other government	$–	$–	$3	$–
Hybrid securities	18	4	–	–
Industrial and miscellaneous	48	3	149	4
Mortgage and other asset-backed securities	2	–	178	8

Total bonds	68	7	330	12

Preferred stocks-unaffiliated	–	–	3	–

	$68	$7	$333	$12

	2019

	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$–	$–	$1	$–
State, municipal and other government	1	–	–	–
Hybrid securities	45	6	–	–
Industrial and miscellaneous	154	19	151	4
Mortgage and other asset-backed securities	19	–	90	1

Total bonds	219	25	242	5

Preferred stocks-unaffiliated	–	–	2	–

	$219	$25	$244	$5

During 2020 there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold. There were $3 loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the year ended December 31, 2019.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company did not have loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2020, 2019 and 2018.

The Company did not have loan-backed and structured securities as of December 31, 2020, for which an OTTI had been recognized during the current reporting period.

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2020 and 2019 is as follows:

	2020		2019

	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$1	$9	$–	$1
The aggregate related fair value of securities with unrealized losses	$3	178	19	91

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 18 and 55 securities with a carrying amount of $76 and $244 and an unrealized loss of $7 and $25. Of this portfolio, 67.7% and 61.2% were investment grade with associated unrealized losses of $5 and $9, respectively.

At December 31, 2020 and 2019, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 86 and 64 securities with a carrying amount of $345 and $249 and an unrealized loss of $12 and $6. Of this portfolio, 79.4% and 87.7% were investment grade with associated unrealized losses of $7 and $4, respectively.

At December 31, 2020 and 2019, the Company did not hold any common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2020 the Company held no common stocks that have been in a continuous loss position for less than twelve months. At December 31, 2019 for common stocks that have been in a continuous loss position for less than twelve months, the Company held 1 security with an insignificant carrying amount and unrealized loss.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book /Adjusted Carrying Value	Fair Value

December 31, 2020
Bond, amortized cost	1	$–	$–
Loan-backed and structured securities, amortized cost	2	4	3

Total	3	$4	$3
December 31, 2019
Bond, amortized cost	2	$4	$4
Loan-backed and structured securities, amortized cost	2	4	4

Total	4	$8	$8

During 2020 and 2019, the Company sold, redeemed or otherwise disposed of 49 and 71 securities as a result of a callable feature which generated investment income of $6 and $4 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2020	2019	2018

Proceeds	$1,102	$1,575	$1,047

Gross realized gains	$18	$10	$2
Gross realized losses	(6)	(6)	(26)

Net realized capital gains (losses)	$12	$4	$(24)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2020, 2019 and 2018 of $27, $11, and $1 respectively.

At December 31, 2020 and 2019, the Company had no recorded investment in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2020, 2019 and 2018.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2020 and 2019 was as follows:

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$–	$867	$867
A	10	590	600
BBB	–	75	75
BB	–	6	6

	$10	$1,538	$1,548

December 31, 2019
	Farm	Commercial	Total

AAA - AA	$–	$848	$848
A	10	642	652
BBB	–	43	43
BB	–	4	4

	$10	$1,537	$1,547

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2020 the Company issued mortgage loans with a maximum interest rate of 5.93% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2020 at the time of origination or acquisitions was 65%. During 2019 the Company issued mortgage loans with a maximum interest rate of 5.35%, and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2019 at the time of origination was 70%.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

During 2020 and 2019, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2020 and 2019, the Company issued no farm mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2020 and 2019.

		Commercial

	Farm	All Other	Total

December 31, 2020
Recorded Investment (All) Current	$10	$1,538	$1,548
Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$10	$597	$607
		Commercial

	Farm	All Other	Total

December 31, 2019
Recorded Investment (All) Current	$10	$1,537	$1,547
Participant or Co-lender in Mortgage Loan Agreement Recorded Investment	$10	$617	$627

There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2020 and 2019, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

No mortgage loan foreclosures occurred during 2020, 2019 and 2018. At December 31, 2020 and 2019, the Company held a mortgage loan loss reserve in the AVR of $16 and $17, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2020	2019		2020	2019

Pacific	26%	25%	Apartment	50%	49%
South Atlantic	24	26	Industrial	18	15
Middle Atlantic	14	14	Retail	15	18
E. North Central	12	8	Office	10	11
Mountain	8	9	Other	4	3
W. North Central	6	6	Medical	2	3
W. South Central	5	7	Agricultural	1	1
E. South Central	4	4
New England	1	1

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information.

During 2020 and 2019, no properties were disposed of and there were no impairment losses recorded.

An impairment loss of $2 was taken on a property during the third quarter of 2018 to write the book value down to the current fair value. This impairment loss was included in net realized capital gains (losses) within the Statements of Operations. The Company subsequently disposed of the property during the fourth quarter of 2018, resulting in a realized loss of $1.

Other Invested Assets

During 2020, 2019 and 2018, the Company recognized no impairment write downs for its investments in joint ventures and limited partnerships.

Tax Credits

At December 31, 2020, the Company had ownership interest in nine LIHTC investments with a carrying value of $161. The remaining years of unexpired tax credits ranged from four to twelve and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2022 is $3. Tax credits recognized in 2020 were $22, and other tax benefits recognized in 2020 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

At December 31, 2019, the Company had ownership interest in nine LIHTC investments with a carrying value of $85. The remaining years of unexpired tax credits ranged from five to ten and the properties were not subject to regulatory review. The length of time remaining for the holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2020 to 2022 is $104. Tax credits recognized in 2019 were $25, and other tax benefits recognized in 2019 were $5. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2020 and 2019 was as follows:

	2020	2019

Fair value - positive	$236	$122
Fair value - negative	(227)	(96)

For the years ended December 31, 2020, 2019 and 2018, the Company recorded unrealized gains (losses) of $30, $23 and $49, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2020, 2019 or 2018 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018

Swaps:
Interest rate	$(2)	$–	$(26)
Credit	(6)	–	(1)
Total return	(49)	(42)	(7)

Total swaps	$(57)	$(42)	$(34)

Futures - net positions	124	66	(4)

Total realized gains (losses)	$67	$24	$(38)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019

Derivative component of RSATs Credit default swaps	$ 4	$ 7	$ (1)	$ (2)

(1) Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020 and 2019:

	Asset(1)		Liability(1)
	2020	2019	2020	2019

Derivative component of RSATs Credit default swaps	$6	$7	$ (1)	$ (3)

Total	$6	$7	$ (1)	$ (3)

(1) Asset and liability classification is based on the positive (asset) or negative (liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2020, 2019 and 2018:

	2020		2019	2018

Derivative component of RSATs Credit default swaps		$(6)	$–	$(1)

Total		$(6)	$–	$(1)

As stated in Note 2, the Company replicates investment grade corporate bonds and sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2020 and 2019:

		2020
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$1	$75	1.8
Credit default swaps referencing indices		-	20	40.7

Subtotal		1	95	10.0

BBB	2

Single name credit default swaps (3)		4	205	2.4
Credit default swaps referencing indices		2	166	2.9

Subtotal		6	371	2.6

B	4
Single name credit default swaps (3)		-	5	3.0

Subtotal		-	5	3.0

Total		$7	$471	4.1

(1)

The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign governement and state entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

		2019
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$1	$115	1.5
Credit default swaps referencing indices		-	20	41.7

Subtotal		1	135	7.5

BBB	2
Single name credit default swaps (3)		6	243	2.1
Credit default swaps referencing indices		3	125	3.3

Subtotal		9	368	2.5

BB	3
Single name credit default swaps (3)		-	7	0.7

Subtotal		-	7	0.7

Total		$10	$510	3.8

(1)

The rating agency designations are based on availablity and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign governement and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2020, the maximum amounts of potential future recoveries available to offset the $471 from the table above was $0. At December 31, 2019, the maximum amounts of potential future recoveries available to offset the $510 from the table above was $0.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

At December 31, 2020 and 2019, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value
	2020	2019	2020	2019

Derivative assets:
Credit default swaps	$351	$262	$6	$8
Currency swaps	20	20	2	3
Equity futures	–	–	1	–
Equity swaps	8	3	1	–
Interest rate futures	–	–	2	–
Interest rate swaps	2,105	2,100	223	108
Derivative liabilities:
Credit default swaps	120	249	(1)	(3)
Currency swaps	81	68	4	1
Equity swaps	376	330	15	15
Interest rate futures	–	–	–	4
Interest rate swaps	1,854	1,402	207	76

*Futures are presented in contract format. Swaps and options are presented in notional format.

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2020 and 2019, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2020

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$398	$–	$–	$–	$398
Subject to dollar repurchase agreements	146	–	–	–	146
FHLB capital stock	3	–	–	–	3
On deposit with states	3	–	–	–	3
Pledged as collateral not captured in other categories	61	–	–	–	61

Total Restricted Assets	$611	$–	$–	$–	$611

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2019)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$311	$87	$–	$398	1.19%	1.19%
Subject to dollar repurchase agreements	66	80	–	146	0.44%	0.44%
FHLB capital stock	3	–	–	3	0.01%	0.01%
On deposit with states	3	–	–	3	0.01%	0.01%
Pledged as collateral not captured in other categories	59	2	–	61	0.18%	0.18%

Total Restricted Assets	$442	$169	$–	$611	1.82%	1.82%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following table shows the pledged or restricted assets in other categories as of December 31, 2020 and 2019, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2020

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$61	$–	$–	$–	$61

Total	$61	$–	$–	$–	$61

	Gross (Admitted & Nonadmitted) Restricted			Percentage

				Gross
				(Admitted &	Admitted
	Total From		Total Current	Nonadmitted)	Restricted to
	Prior Year	Increase/	Year Admitted	Restricted to	Total Admitted
Description of Assets	(2019)	(Decrease)	Restricted	Total Assets	Assets

Derivatives	$59	$2	$61	0.18%	0.18%

Total	$59	$2	$61	0.18%	0.18%

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2020 and 2019:

December 31, 2020

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$177	$177	1.88%	1.89%
Securities lending collateral assets	398	398	4.23	4.25
Other	12	12	0.13	0.13

Total collateral assets	$587	$587	6.24%	6.27%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$587	7.09%

December, 31 2019

Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$126	$126	1.48%	1.49%
Securities lending collateral assets	311	311	3.69	3.71
Other	1	1	0.01	0.01

Total collateral assets	$438	$438	5.18%	5.21%

	Amount	% of Liability to Total Liabilities

Recognized Obligation to return collateral asset	$438	5.95%

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2020	2019	2018

Income:
Bonds	$252	$259	$270
Mortgage loans on real estate	67	67	58
Policy loans	8	8	8
Cash, cash equivalents and short-term investments	2	7	5
Derivatives	15	23	23
Other invested assets	(15)	(5)	(5)

Gross investment income	329	359	359
Less: investment expenses	21	20	19

Net investment income before amortization of IMR	308	339	340
Amortization of IMR	3	5	7

Net investment income	$311	$344	$347

Realized Capital Gains (Losses) Net realized capital gains (losses) on investments, including OTTI, are summarized below:
	Year Ended December 31
	2020	2019	2018

Bonds	$(15)	$(7)	$(21)
Common stocks	(1)	–	–
Real estate	–	–	(4)
Derivatives	67	24	(38)
Other invested assets	12	5	9

Change in realized capital gains (losses), before taxes	63	22	(54)
Federal income tax effect	1	(2)	7
Transfer from (to) interest maintenance reserve	(8)	(3)	17

Net realized capital gains (losses) on investments	$56	$17	$(30)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Year Ended December 31
	2020	2019	2018

Bonds	$6	$6	$(4)
Common stocks	1	–	–
Affiliated entities	–	–	1
Derivatives	(1)	(30)	21
Other invested assets	(14)	6	(6)

Change in unrealized capital gains (losses), before taxes	(8)	(18)	12
Taxes on unrealized capital gains (losses)	1	(1)	1

Change in unrealized capital gains (losses), net of tax	$(7)	$(19)	$13

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2020 and 2019 were as follows:

	2020		2019
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary renewal business	$5	$4	$5	$4

	$5	$4	5	4

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2020 and 2019 were as follows:

	Year Ended December 31
	2020	2019

Life insurance reserves	$1,402	$1,308
Annuity reserves and supplementary contracts with life contingencies	5,336	4,924
Accident and health reserves (including long term care)	302	261

Total policy reserves	$7,040	$6,493

Deposit-type contracts	31	30
Policy claims	43	29

Total policy reserves, deposit-type contracts and claim liabilities	$7,114	$6,552

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2020 and 2019, the Company had insurance in force aggregating $6,638 and $7,462, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the NYDFS. The Company established policy reserves of $984 and $1,050 to cover these deficiencies as of December 31, 2020 and 2019, respectively.

The Company does not issue participating life insurance policies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and/or minimum guaranteed death benefits, the Company complies with Reg 213. Reg 213 specifies statutory reserve requirements for variable annuity contracts (VACARVM) with benefit guarantees and without benefit guarantees and related products. Examples of covered guaranteed benefits include return of premium death benefits, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The Reg 213 reserve calculations include standard scenario calculations from the prior Actuarial Guideline 43 (AG 43) as well as reserve requirements based on the NAIC Valuation Manual Section 21 (VM-21) Principles Based Reserving for Variable Annuities. The reserve for contracts falling within the scope of Reg 213 is split into pre and post January 1, 2020 contract issues and is calculated at a contract level with no aggregation. For pre 2020 business, the reserve is the greater of the VM-21 reserve or the modified AG 43 standard scenario reserve. For post 2020 business, the reserve is the greater of the VM-21 reserve and the New York Objective Floor; the New York Objective Floor is the maximum of two distinct modified AG 43 standard scenario reserves, the cash surrender value and the option value floor.

The VM-21 reserve is equal to the Conditional Tail Expectation (CTE) amount plus an additional standard projection amount if the Company’s non-economic assumptions differ enough from industry assumptions. To determine the CTE amount, the Company uses 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and the Society of Actuaries and prudent estimate assumptions based on Company experience. The Standard Projection Amount is determined using the same CTE calculations but replaces the Company’s own assumptions with prescribed assumptions and methods specified in VM-21.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2020 and 2019, the Company had no premium deficiency reserve related to accident and health policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$-	60	34	26
2019 and prior	20	2	17	5

	20	62	51	31

Active life reserve	$255			$290

Total accident and health reserves	$275			$321

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2019
2019	$-	$49	$33	$16
2018 and prior	32	(8)	20	4

	32	$41	$53	20

Active life reserve	$197			$255

Total accident and health reserves	$229			$275

The Company’s unpaid claims reserve was $2 and ($8) for the years ended December 31, 2020 and 2019, respectively, for health claims that were incurred prior to those Balance Sheet dates. The change in 2020 and 2019 resulted primarily from variances in the estimated frequency of claims and claim severity.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2020
2019	$–	$1	$1	$–
2018 and prior	–	–	–	–

	$–	$1	$1	$–

Year ended December 31, 2019
2018	$–	$1	$1	$–
2017 and prior	1	(1)	–	–

	$1	$–	$1	$–

The Company decreased the claim adjustment expense provision by an immaterial amount for insured events of prior years during 2020.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$22	$–	$22	0%
At book value less surrender charge of 5% or more	27	–	–	27	1
At fair value	–	–	5,130	5,130	85

Total with adjustment or at fair value	27	22	5,130	5,179	86
At book value without adjustment (minimal or no charge or adjustment)	734	–	–	734	12
Not subject to discretionary withdrawal	–	–	–	–
provision	130	–	8	138	2

Total individual annuity reserves	891	22	5,138	6,051	100%

Less reinsurance ceded	–	–	–	–

Net individual annuity reserves	$891	$22	$5,138	$6,051

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$844	$28	$–	$872	4%
At book value less surrender charge of 5% or more	669	–	–	669	3
At fair value	–	406	16,895	17,301	75

Total with adjustment or at fair value	1,513	434	16,895	18,842	82
At book value without adjustment (minimal or no charge or adjustment)	2,390	65	–	2,455	11
Not subject to discretionary withdrawal	–	–	–	–
provision	505	–	1,165	1,670	7

Total group annuity reserves	4,408	499	18,060	22,967	100%

Less reinsurance ceded	–	–	–	–

Net group annuity reserves	$4,408	$499	$18,060	$22,967

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$–	$–	$–	0%
At book value less surrender charge of 5% or more	–	–	–	–	0
At fair value	–	–	–	–	0

Total with adjustment or at fair value	–	–	–	–	0
At book value without adjustment (minimal or no charge or adjustment)	–	–	–	–	0
Not subject to discretionary withdrawal	–	–	–	–
provision	28	–	–	28	100

Total deposit-type contracts	28	–	–	28	100%

Less reinsurance ceded	–	–	–	–

Net deposit-type contracts	$28	$–	$–	$28

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

Reconcililation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$5,248
Exhibit 5, Supp contracts with life contingencies section, total (net)	47
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	31

Subtotal	5,326
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	23,711
Exhibit 3, Supp contracts with life contingencies section, total	9

Subtotal	23,720

Combined total	$29,046

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2019

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$23	$–	$23	1%
At book value less surrender charge of 5% or more	21	–	–	21	1
At fair value	15	–	4,807	4,822	82

Total with adjustment or at fair value	36	23	4,807	4,866	84
At book value without adjustment (minimal or no charge or adjustment)	797	–	–	797	14
Not subject to discretionary withdrawal provision	128	–	6	134	2

Total individual annuity reserves	961	23	4,813	5,797	100%

Less reinsurance ceded	–	–	–	–
Net individual annuity reserves	$961	$23	$4,813	$5,797

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

	December 31
	2019
Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$695	$27	$–	$722	3%
At book value less surrender charge of 5% or more	677	–	–	677	3
At fair value	–	346	15,569	15,915	72

Total with adjustment or at fair value	1,372	373	15,569	17,314	78
At book value without adjustment (minimal or no charge or adjustment)	2,053	67	–	2,120	10
Not subject to discretionary withdrawal provision	528	1,098	1,116	2,742	12

Total group annuity reserves	3,953	1,538	16,685	22,176	100%

Less reinsurance ceded	–	–	–	–

Net group annuity reserves	$3,953	$1,538	$16,685	$22,176

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2019

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$–	$–	$–	$–	0%
At book value less surrender charge of 5% or more	–	–	–	–	0
At fair value	–	–	–	–	0

Total with adjustment or at fair value	–	–	–	–	0
At book value without adjustment (minimal or no charge or adjustment)	–	–	–	–	0
Not subject to discretionary withdrawal provision	26	–	–	26	100

Total deposit-type contracts	26	–	–	26	100%

Less reinsurance ceded	–	–	–	–

Net deposit-type contracts	$26	$–	$–	$26

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	–	–	–	–

Reconcililation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$4,866
Exhibit 5, Supp contracts with life contingencies section, total (net)	45
current year after reinsurance	30

Subtotal	4,941
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	23,052
Exhibit 3, Supp contracts with life contingencies section, total	6

Subtotal	23,058

Combined total	$27,999

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The amount of reserves on life products by withdrawal characteristics is summarized as follows:

	December 31
	2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$1	$1	$2
Universal Life	615	516	642
Universal Life with Secondary Guarantees	40	44	116
Indexed Universal Life with Secondary Guarantees	333	249	317
Other Permanent Cash Value Life Insurance	65	65	82
Variable Universal Life	22	22	60
Not Subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	–	–	267
Accidental Death Benefits	–	–	1
Disability- Active Lives	–	–	1
Disability- Disabled Lives	–	–	3
Miscellaneous Reserves	–	–	112

Total (gross)	1,076	897	1,603
Reinsurance Ceded	165	165	201

Total (net)	$911	$732	$1,402

	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve

Total (net)	$–	$–	$–

	Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$150	$149	$304
Not Subject to discretionary withdrawal or no cash values:	$–	$–	$–

Total (gross)	150	149	304
Reinsurance Ceded	–	–	–

Total (net)	$150	$149	$304

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,285
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	112

Subtotal	1,402
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	304

Subtotal	304

Combined total	$1,706

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	December 31
	2019
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$–	$1	$2
Universal Life	603	560	627
Universal Life with Secondary Guarantees	43	44	115
Indexed Universal Life with Secondary Guarantees	285	205	265
Other Permanent Cash Value Life Insurance	25	65	82
Variable Universal Life	20	19	63
Not Subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	–	–	256
Accidental Death Benefits	–	–	1
Disability- Active Lives	–	–	1
Disability- Disabled Lives	–	–	3
Miscellaneous Reserves	–	–	93

Total (gross)	976	894	1,508
Reinsurance Ceded	164	164	200

Total (net)	$812	$730	$1,308

	Separate Account - Guaranteed
	Account Value	Cash Value	Reserve

Total (net)	$–	$–	$–

	Separate Account -Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$126	$124	$270
Not Subject to discretionary withdrawal or no cash values:	$–	$–	$–

Total (gross)	126	124	270
Reinsurance Ceded	–	–	–

Total (net)	$126	$124	$270

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$1,210
Exhibit 5, Accidental death benefits section total (net)	1
Exhibit 5, Disability - active lives section, total (net)	1
Exhibit 5, Disability - disabled lives section, total (net)	3
Exhibit 5, Miscellaneous reserves section, total (net)	93

Subtotal	1,308
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	270

Subtotal	270

Combined total	$1,578

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Separate Accounts

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2020, 2019 and 2018 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$498	$3,599	$4,097

Reserves for separate acccounts as of December 31, 2020 with assets at:
Fair Value	$–	$23,504	$23,504
Amortized Cost	521	–	521

Total as of December 31, 2020	$521	$23,504	$24,025

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With MV adjustment	$50	$–	$50
At book value without fair value adjustment and with current surrender charge of 5% or more
At fair value	406	22,331	22,737
At book value without fair value adjustment and with current surrender charge of less than 5%	65	–	65

Subtotal	521	22,331	22,852
Not subject to discretionary withdrawal	–	1,173	1,173

Total separate account reserves at December 31, 2020	$521	23,504	$24,025

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$420	$3,965	$4,385

Reserves for separate acccounts as of December 31, 2019 with assets at:
Fair Value	$–	$21,768	$21,768
Amortized Cost	1,561	–	1,561

Total as of December 31, 2019	$1,561	$21,768	$23,329

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With MV adjustment	$50	$–	$50
At book value without fair value adjustment and with current surrender charge of 5% or more
At fair value	346	20,646	20,992
At book value without fair value adjustment and with current surrender charge of less than 5%	67	–	67

Subtotal	463	20,646	21,109
Not subject to discretionary withdrawal	1,098	1,122	2,220

Total separate account reserves at December 31, 2019	$1,561	21,768	$23,329

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2018	$812	$3,513	$4,325

Reserves for separate acccounts as of December 31, 2018 with assets at:
Fair value	$–	$18,313	$18,313
Amortized cost	2,568	–	2,568

Total as of December 31, 2018	$2,568	$18,313	$20,881

Reserves for separate accounts by withdrawal characteristics as of December 31, 2018:
With MV adjustment	$76	$–	$76
At book value without fair value adjustment and with current surrender charge of 5% or more	32	–	32
At fair value	381	17,194	17,575
At book value without fair value adjustment and with current surrender charge of less than 5%	44	–	44

Subtotal	533	17,194	17,727
Not subject to discretionary withdrawal	2,035	1,119	3,154

Total separate account reserves at December 31, 2018	$2,568	$18,313	$20,881

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2020	2019	2018

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$4,122	$4,585	$4,533
Transfers from separate accounts	(6,446)	(5,790)	(7,439)

Net transfers to separate accounts	(2,324)	(1,205)	(2,906)
Miscellaneous reconciling adjustments	1	4	14

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(2,323)	$(1,201)	$(2,892)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. The separate account assets legally insulated from general account claims at December 31, 2020 and 2019 are attributed to the following products:

	2020	2019

Variable life	$157	$147
Variable universal life	150	126
Variable annuities	5,507	5,168
Group annuities	15,454	13,337
Registered market value separate accounts	808	755
Non-registered market value separate accounts	75	901
Par annuities	1,450	1,443
Registered market value annuity product - SPL	3	3
Book value separate accounts	527	1,620

Total separate account assets	$24,131	$23,500

At December 31, 2020 and 2019, the Company held separate account assets not legally insulated from the general account in the amount of $22 and $24, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $52, $51, $51, $48, and $47 to the general account in 2020, 2019, 2018, 2017, and 2016, respectively. During the years ended December 31, 2020, 2019, 2018, 2017, and 2016 the general account of the Company had paid $1, $1, $1, $1, and $2 respectively, toward separate account guarantees.

At December 31, 2020 and 2019, the Company reported guaranteed separate account assets at amortized cost in the amount of $527 and $1,620, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $542 and $1,634 at December 31, 2020 and 2019, respectively, which would have resulted in an unrealized gain/(loss) of $15 and $14, respectively, had these assets been reported at fair value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2020	2019	2018

Direct premiums	$5,257	$5,333	$5,219
Reinsurance assumed - non affiliates	307	362	445
Reinsurance assumed - affiliates	–	–	–
Reinsurance ceded - non affiliates	(203)	(243)	(300)
Reinsurance ceded - affiliates	(126)	(146)	(162)

Net premiums earned	$5,235	$5,306	$5,202

The Company received reinsurance recoveries in the amounts of $341, $418 and $390 during 2020, 2019 and 2018, respectively. At December 31, 2020 and 2019, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $134 and $185, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2020 and 2019 of $2,995 and $3,089, respectively, of which $1,688 and $1,768 were ceded to affiliates.

Effective June 29, 2018, the Company and Wilton Re U. S. Holdings, Inc. (Wilton Re) entered into an agreement as to the “Final Net Settlement Statements and Other Matters” (NSS) associated with the reinsurance agreement between the two companies that was effective April 1, 2017. This agreement related to the reinsurance of the payout annuity and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI) to Wilton Re. As a result of the mutual concessions between the parties, the Company paid Wilton Re $1. The net pretax impact to capital and surplus of these adjustments was $1.

During 2019 and 2018, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $347 ($225 after tax) and $31 ($20 after tax), respectively. Deferred gains have been fully amortized as of December 31, 2019.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

9. Income Taxes

The net deferred income tax asset at December 31, 2020 and 2019 and the change from the prior year are comprised of the following components:

		December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$119	$12	$131
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	119	12	131
Deferred Tax Assets Nonadmitted	36	–	36

Subtotal (Net Deferred Tax Assets)	83	12	95
Deferred Tax Liabilities	44	17	61

Net Admitted Deferred Tax Assets (Liabilities)	$39	$(5)	$34

		December 31, 2019
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$97	$10	$107
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	97	10	107
Deferred Tax Assets Nonadmitted	46	–	46

Subtotal (Net Deferred Tax Assets)	51	10	61
Deferred Tax Liabilities	20	13	33

Net Admitted Deferred Tax Assets (Liabilities)	$31	$(3)	$28

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$22	$2	$24
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	22	2	24
Deferred Tax Assets Nonadmitted	(10)	–	(10)

Subtotal (Net Deferred Tax Assets)	32	2	34
Deferred Tax Liabilities	24	4	28

Net Admitted Deferred Tax Assets (Liabilities)	$8	$(2)	$6

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2020	2019	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$90	$70	$20
Investments	1	1	–
Deferred acquisition costs	24	21	3
Compensation and benefits accrual	1	1	–
Receivables - nonadmitted	1	1	–
Other (including items <5% of total ordinary tax assets)	2	3	(1)

Subtotal	119	97	22

Statutory valuation allowance adjustment	–	–	–
Nonadmitted	36	46	(10)

Admitted ordinary deferred tax assets	83	51	32

Capital:
Investments	12	10	2

Admitted deferred tax assets	$95	$61	$34

Deferred Tax Liabilities:
Ordinary
Investments	$–	$1	$(1)
Policyholder reserves	40	16	24
Capitalized Ceding Commissions	3	3	–
Other	1	–	1

Subtotal	44	20	24

Capital
Investments	17	13	4

Deferred tax liabilities	61	33	28

Net admitted deferred tax assets (liabilities)	$34	$28	$6

As a result of the 2017 Tax Cuts and Jobs Act TCJA, the Company’s tax reserve deductible temporary difference increased by $18. This change results in an offsetting ($18) taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

As discussed in Note 2, for the years ended December 31, 2020 and 2019 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2020
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–	$3	$3
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	29	2	31
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	29	2	31
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	157
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	54	7	61

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$83	$12	$95

	December 31, 2019
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–	$5	$5
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23	–	23
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23	–	23
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	148
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	28	5	33

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$51	$10	$61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

	Ordinary	Change Capital		Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–		$(2)	$(2)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	6	2		8
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	6	2		8
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX		9
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	26	2		28

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$32	$2		$34

	December 31
	2020	2019	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	1097%	1093%	4%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 Above	$1,044	$996	$48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The impact of tax planning strategies at December 31, 2020 and 2019 was as follows:

	December 31, 2020
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	1%	0%	1%

	December 31, 2019
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	33%	0%	28%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$20	$21	$(1)

Subtotal	20	21	(1)
Federal income tax on net capital gains	(1)	2	(3)

Federal and foreign income taxes incurred	$19	$23	$(4)

	Year Ended December 31
	2019	2018	Change

Current Income Tax

Federal	$21	$11	$10

Subtotal	21	11	10
Federal income tax on net capital gains	2	(7)	9

Federal and foreign income taxes incurred	$23	$4	$19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2020	2019	2018

Current income taxes incurred	$19	$23	$4
Change in deferred income taxes (without tax on unrealized gains and losses)	4	(19)	3

Total income tax reported	$23	$4	$7

Income before taxes	$105	$384	$189
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$22	$81	$40

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$(2)	$(1)	$–
Dividends received deduction	(4)	(3)	(5)
Nondeductible expenses	1	1	–
Pre-tax items reported net of tax	(1)	(49)	(9)
Tax credits	(23)	(28)	(18)
Prior period tax return adjustment	–	8	(6)
Deferred tax change on other items in surplus	30	(5)	5

Total income tax reported	$23	$4	$7

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A.

The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2020.

Incurred income taxes available for recoupment in the event of future losses:

Total

2018	$–
2019	3
2020	–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2019	$2
Tax positions taken during prior period	–
Tax positions taken during current period	–
Settlements with taxing authorities	–
Lapse of applicable statute of limitations	–

Balance at December 31, 2019	$2
Tax positions taken during prior period	–
Tax positions taken during current period	–
Settlements with taxing authorities	–
Lapse of applicable statute of limitations	–

Balance at December 31, 2020	$2

The Company has no federal income tax returns currently under examination. The Internal Revenue Service completed its examination for years 2009 through 2013 resulting in tax return adjustments for which an appeals conference was requested. Federal income tax returns filed in 2017 through 2019 remain open, subject to potential future examination. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest expense/(benefit) related to income taxes:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2018	1	-	1
Interest expense (benefit)	(1)	-	(1)

Balance at December 31, 2018	-	-	-
Interest expense (benefit)	(1)	-	(1)

Balance at December 31, 2019	(1)	-	(1)
Interest expense (benefit)	(1)	-	(1)

Balance at December 31, 2020	(2)	-	(2)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

10. Capital and Surplus

The Company has 24,000 common shares authorized, 15,067 shares issued and outstanding. Par value is $125.

On June 30, 2020, the Company paid $96 to Transamerica Life Insurance Company (TLIC) as consideration for the Company’s repurchase of its remaining 1,254 common stock shares held by TLIC.

On December 31, 2018, the Company had 17,142 common shares issued and outstanding. On December 20, 2019 the Company repurchased 821 shares of ordinary common stock at par plus additional contributed capital for a total of $100 paid to its shareholder, TLIC. These shares were subsequently cancelled.

Prior to the redemption in 2018, the Company had 45,981 shares of 6% non-voting, cumulative preferred stock outstanding with a par value of $10. On December 13, 2018, the Company redeemed all 45,981 shares of preferred stock at par plus additional contributed capital for a total of $56, paid to its shareholders; TA Corp received $50 and TLIC received $7.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31 (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year, not to exceed earned surplus as of the preceding December 31. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2021, without prior approval of insurance regulatory authorities, is $107,571.

On December 21, 2020, the Company paid an ordinary common stock dividend of $75 to Transamerica Corp. On June 21, 2019, the Company paid its shareholders TLIC and TA Corp, ordinary common stock dividends of $9 and $66, respectively.

On December 13, 2018 the Company paid TLIC and TA Corp, preferred stock dividends of $0 and $3, respectively. On June 29, 2018 the Company paid ordinary common stock dividends of $12 to TLIC and $88 to TA Corp.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2020, the Company meets the minimum RBC requirements.

The Company held special surplus funds in the amount of $13 and $13, as of December 31, 2020 and 2019, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

11. Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2020 and 2019, respectively, securities with a fair value of $382 and $299 were on loan under securities lending agreements. At December 31, 2020 and 2019, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $398 and $311 at December 31, 2020 and 2019, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

		Fair Value
		2020		2019
Open	$	398	$	311

Total		398		311

Securities received		–		–

Total collateral received	$	398	$	311

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	2020		2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$80	$80	$33	$33
30 days or less	115	115	97	97
31 to 60 days	62	62	84	84
61 to 90 days	24	24	37	37
91 to 120 days	76	76	16	16
121 to 180 days	26	26	22	22
2 to 3 years	15	15	5	5
Greater than 3 years	–	–	17	17

Total	398	398	311	311

Securities received	–	–	–	–

Total collateral reinvested	$398	$398	$311	$311

Collateral for securities lending transactions that extend beyond one year from the report date are as follows:

Description of collateral	2020		2019
ABS AUTOS	$	15	$	22

Total collateral extending beyond one year of the reporting date	$	15	$	22

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $398 (fair value of $398) that are currently tradable securities that could be sold and used to pay for the $398 in collateral calls that could come due under a worst-case scenario.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense allocated to the Company for the years ended December 31, 2020, 2019 and 2018 was insignificant.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $2, $2 and $1 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses for the years ended December 31, 2020, 2019 and 2018 was insignificant.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2020, 2019 and 2018 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

Effective August 1, 2020, the Company, and an affiliate, TLIC, amended and finalized a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the NYDFS, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to this agreement was $47, $41, and $45 during 2020, 2019 and 2018 , respectively. The amount paid as a result of being a party to this agreement was $50, $52, and $82 during 2020, 2019 and 2018, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The company paid $6, $5, and $4 for these services during 2020, 2019 and 2018, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The company paid $10, $10, and $11 for these services during 2020, 2019 and 2018, respectively.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Transamerica Series Trust. The Company received $9, $9 and $10 for these services during 2020, 2019 and 2018, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $3, $4 and $4 for the years ended December 31, 2020, 2019 and 2018, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2020, 2019 and 2018, the Company paid (received) an insignificant amount of net interest to (from) affiliates.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

At December 31, 2020 and 2019, the Company reported a net amount of $37 and $3 receivable from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

In accordance with SSAP No. 25, Affiliates and Other Related Parties, the Company reports short-term intercompany notes receivable as short-term investments. At December 31, 2020 and 2019, the Company had no short-term intercompany notes receivable.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Real Estate Alternatives Portfolio 2, LLC	$2
Real Estate Alternatives Portfolio 3A, Inc	1
Real Estate Alternatives Portfolio 4 HR, LLC	6
Aegon Workforce Housing Fund 2, L.P.	55
Aegon Workforce Housing Fund 3, L.P.	2
Natural Resources Alternatives Portfolio I, LLC	12
Natural Resources Alternatives Portfolio II, LLC	1
Natural Resources Alternatives Portfolio 3, LLC	25
Zero Beta Fund, LLC	14

$118

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheet value (admitted and nonadmitted) and the NAIC Responses for the SCA filings (except 8bi entities) as of December 31, 2020 and 2019:

December 31, 2020

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$1	$1	$–

Total SSAP No. 97 8b(iii) Entities	XXX	$1	$1	$–

SSAP No. 97 8b(iv) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1	$1	$–

Aggregate Total	XXX	$1	$1	$–

December 31, 2019

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

SSAP No. 97 8a Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9%	$2	$2	$–

Total SSAP No. 97 8b(iii) Entities	XXX	$2	$2	$–

SSAP No. 97 8b(iv) Entities
None	– %	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$2	$2	$–

Aggregate Total	XXX	$2	$2	$–

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2020

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–	—	—	—

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/18/2020	$2	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$2	—	—	—

SSAP No. 97 8b(iv) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$2	—	—	—

Aggregate Total	—	—	$2	—	—	—

        * S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

        ** I – Immaterial or M – Material

        (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

December 31, 2019

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–	—	—	—

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2019	$4	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$4	—	—	—

SSAP No. 97 8b(iv) Entities
None			$–	—	—	—

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$4	—	—	—

Aggregate Total	—	—	$4	—	—	—

        * S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

        ** I – Immaterial or M – Material

        (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

14. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN#	Exclusive Contract	Type of Business Written	Type of Authority Granted	Total Direct Premiums
					Written/Produced By
					2020	2019	2018

The Vanguard Group, Inc. 100 Vanguard Blvd Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$22	$52	$60

Total					$22	$52	$60

C -            Claims Payment

B -            Binding Authority

P -            Premium Collection

U -            Underwriting

The premiums written in 2020, which represents less than 5% of surplus, declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2020 and 2019, the Company has mortgage loan commitments of $10 and $69, respectively.

The Company has contingent commitments of $37 and $143, at December 31, 2020 and 2019, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $3 and $104, respectively.

Private placement commitments outstanding as of December 31, 2020 and 2019 were $2 and $15, respectively.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2020 and 2019, respectively, was $19 and $9.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s Balance Sheet. The amount of cash collateral received as of December 31, 2020 and 2019, respectively, was $43 and $60.

At December 31, 2020 and 2019, securities in the amount of $7 and $0, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheet as the Company does not have the ability to sell or repledge the collateral.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

The Company is a member of the FHLB of New York. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. The Company is not in an active borrowing position; therefore, collateral pledged and borrowings are not applicable for this Company.

At December 31, 2020 and 2019, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2020	2019

Membership Stock:
Class B	3	3

Total	$3	$3

The Company is party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve and an offsetting premium tax benefit at December 31, 2020 and 2019 for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. These amounts were not material to the Company’s financial position. The guaranty fund (benefit) expense was $5 for the year ended December 31, 2019 and insignificant for the years ended December 31, 2018 and 2020.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Millions, Except Per Share Amounts)

16. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which residential mortgage backed securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2020 and 2019, the Company had dollar repurchase agreements outstanding in the amount $146 and $66, which is included in borrowed money on the Balance Sheets. Those amounts included an insignificant amount of accrued interest at both December 31, 2020 and 2019. At December 31, 2020, securities with a book value of $146 and a fair value of $147 were subject to dollar repurchase agreements. These securities have maturity dates that range from May 1, 2050 to November 1, 2050. At December 31, 2019, securities with a book value of $66 and a fair value of $66 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

		Fair Value
		2020		2019
Open	$	146	$	66
Total		146		66

Securities received		–		–

Total collateral received	$	146	$	66

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2020 and 2019 there were no securities sold and reacquired within 30 days of the sale date.

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2020 through April 14, 2021.

Events that are indicative of conditions that arose after the Balance Sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2020. On March 31, 2021, the Company paid a common stock dividend of $100 to TA Corp.

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2020
Entity Name	FEIN

TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Corporation (OREGON)	98-6021219
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis

Financial Statement Schedule

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2020

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)

Fixed maturities
Bonds:
United States government and government agencies and authorities	$499	$734	$514
States, municipalities and political subdivisions	168	175	168
Foreign governments	103	117	103
Hybrid securities	106	108	106
All other corporate bonds	5,026	5,675	5,022
Preferred stocks	7	7	7

Total fixed maturities	5,909	6,816	5,920

Equity securities
Common stocks:
Industrial, miscellaneous and all other	8	10	10

Total equity securities	8	10	10

Mortgage loans on real estate	1,548		1,548
Policy loans	131		131
Other long-term investments	128		128
Receivable for derivative cash collateral posted to counterparty	19		19
Securities lending	398		398
Cash, cash equivalents and short-term investments	598		598

Total investments	$8,739		$8,752

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)

United States government, state, municipal and political, hybrid and corporate bonds of $4 are held at fair value rather than amortized cost due to having an NAIC 6 rating. No preferred stock securities are held at fair value due to having an NAIC 6 rating.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2020
Individual life	$1,362	$–	$23	$170	$59	$222	$48
Individual health	145	4	13	71	6	68	33
Group life and health	231	2	7	57	11	41	22
Annuity	5,296	–	–	4,937	235	7,527	(2,189)

	$7,034	$6	$43	$5,235	$311	$7,858	$(2,086)

Year ended December 31, 2019
Individual life	$1,246	$–	$14	$171	$62	$71	$66
Individual health	114	4	7	41	5	12	19
Group life and health	216	2	8	67	11	34	24
Annuity	4,911	–	–	5,027	266	6,650	(1,054)

	$6,487	$6	$29	$5,306	$344	$6,767	$(945)

Year ended December 31, 2018
Individual life	$1,145	$–	$17	$166	$48	$190	$63
Individual health	72	4	13	46	4	13	18
Group life and health	198	2	10	77	9	59	21
Annuity	5,218	–	1	4,913	238	8,007	(2,740)
Other	–	–	–	–	48	–	–

	$6,633	$6	$41	$5,202	$347	$8,269	$(2,638)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2020
Life insurance in force	$25,806	$109,634	$107,398	$23,570	456%

Premiums:
Individual life	$188	$319	$301	$170	177%
Individual health	71	–	–	71	0%
Group life and health	66	10	1	57	2%
Annuity	4,932	–	5	4,937	0%

	$5,257	$329	$307	$5,235	6%

Year ended December 31, 2019
Life insurance in force	$26,128	$119,675	$117,274	$23,727	494%

Premiums:
Individual life	$189	$374	$356	$171	208%
Individual health	41	–	–	41	0%
Group life and health	81	15	1	67	1%
Annuity	5,022	–	5	5,027	0%

	$5,333	$389	$362	$5,306	7%

Year ended December 31, 2018
Life insurance in force	$25,897	$142,548	$139,964	$23,313	600%

Premiums:
Individual life	$183	$456	$439	$166	265%
Individual health	46	–	–	46	0%
Group life and health	81	5	1	77	1%
Annuity	4,909	1	5	4,913	0%

	$5,219	$462	$445	$5,202	8%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Years Ended December 31, 2020 and 2019

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Financial Statements

Years Ended December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Financial Life Insurance Company and the Contract Owners of ML of New York Variable Life Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of ML of New York Variable Life Separate Account indicated in the table below as of December 31, 2020, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of ML of New York Variable Life Separate Account as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

AB Large Cap Growth Class A Shares	BlackRock Government Money Market
BlackRock Advantage Large Cap Core	BlackRock High Yield
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock International V.I. Class I Shares
BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Class I Shares
BlackRock Balanced Capital	BlackRock Managed Volatility V.I. Class I Shares
BlackRock Basic Value V.I. Class I Shares	BlackRock S&P 500 Index V.I. Class I Shares
BlackRock Capital Appreciation	BlackRock U.S. Government Bond
BlackRock Equity Dividend V.I. Class I Shares	Invesco V.I. American Franchise Series I Shares
BlackRock Global Allocation	Invesco V.I. Core Equity Series I Shares
BlackRock Global Allocation V.I. Class I Shares	MFS® Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Financial Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of ML of New York Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of ML of New York Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 21, 2021

We have served as the auditor of one or more of the subaccounts of ML of New York Variable Life Separate Account since 2014.

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AB Large Cap Growth Class A Shares	39,821.005	$2,079,529	$3,069,801	$69	$3,069,870	35,336	$80.808385	$88.998020
BlackRock Advantage Large Cap Core	475,066.334	11,728,832	12,418,234	(47)	12,418,187	28,385	388.235911	456.128971
BlackRock Advantage Large Cap Value V.I. Class I Shares	91,978.726	992,603	914,269	(2)	914,267	24,092	35.871705	38.817920
BlackRock Advantage U.S. Total Market V.I. Class I Shares	81,113.091	2,084,852	2,229,799	(1)	2,229,798	16,839	122.177923	136.005457
BlackRock Balanced Capital	3,200,668.850	50,323,516	53,739,230	11	53,739,241	339,553	141.799714	163.713197
BlackRock Basic Value V.I. Class I Shares	198,560.174	2,860,969	2,696,447	(185)	2,696,262	30,294	81.762678	91.015027
BlackRock Capital Appreciation	281,525.468	10,186,546	15,849,884	(24)	15,849,860	35,892	393.968711	462.869965
BlackRock Equity Dividend V.I. Class I Shares	132,194.192	1,469,538	1,544,028	5	1,544,033	18,065	78.311713	87.172238
BlackRock Global Allocation	909,707.171	14,187,637	16,338,341	(128)	16,338,213	143,306	103.787961	118.778661
BlackRock Global Allocation V.I. Class I Shares	5,984.136	94,683	116,631	(9)	116,622	1,720	64.073704	71.960843
BlackRock Government Money Market	7,626,481.508	7,626,482	7,626,482	(86)	7,626,396	186,192	36.073144	42.381727
BlackRock High Yield	445,732.725	2,344,195	2,469,359	11,151	2,480,510	24,214	92.182990	105.995833
BlackRock International V.I. Class I Shares	74,716.207	788,021	1,066,200	66	1,066,266	32,650	30.519246	33.413662
BlackRock Large Cap Focus Growth V.I. Class I Shares	86,940.579	1,383,966	1,876,178	12	1,876,190	36,416	47.780585	52.093420
BlackRock Managed Volatility V.I. Class I Shares	706.194	9,395	9,329	(3)	9,326	202	43.578898	47.158202
BlackRock S&P 500 Index V.I. Class I Shares	99,216.517	2,181,766	2,706,627	(4)	2,706,623	41,579	60.378421	66.497422
BlackRock U.S. Government Bond	440,526.558	4,913,152	5,070,461	5,718	5,076,179	47,424	93.724715	110.114321
Invesco V.I. American Franchise Series I Shares	15,622.177	954,914	1,391,936	(4)	1,391,932	38,527	35.171185	36.404770
Invesco V.I. Core Equity Series I Shares	12,683.149	429,902	385,948	-	385,948	14,254	25.938554	27.522346
MFS® Growth Initial Class	23,893.909	1,108,476	1,763,609	1	1,763,610	20,338	79.958383	88.062838

See accompanying notes.	2

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2019 and 2020

	AB Large Cap Growth Class A Shares Subaccount	BlackRock Advantage Large Cap Core Subaccount	BlackRock Advantage Large Cap Value V.I. Class I Shares Subaccount	BlackRock Advantage U.S. Total Market V.I. Class I Shares Subaccount	BlackRock Balanced Capital Subaccount

Net Assets as of December 31, 2018:	$1,913,983	$10,382,415	$924,615	$1,760,007	$45,461,028

Investment Income:
Reinvested Dividends	-	169,788	22,026	34,331	980,247
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,810	69,595	6,189	11,778	290,429

Net Investment Income (Loss)	(12,810)	100,193	15,837	22,553	689,818

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	263,118	618,346	45,432	164,779	2,594,662
Realized Gain (Loss) on Investments	39,628	23,580	(5,124)	33,048	576,079

Net Realized Capital Gains (Losses) on Investments	302,746	641,926	40,308	197,827	3,170,741
Net Change in Unrealized Appreciation (Depreciation)	321,675	2,129,962	165,766	263,445	5,543,656

Net Gain (Loss) on Investment	624,421	2,771,888	206,074	461,272	8,714,397

Net Increase (Decrease) in Net Assets Resulting from Operations	611,611	2,872,081	221,911	483,825	9,404,215

Increase (Decrease) in Net Assets from Contract Transactions	(265,859)	(631,457)	(19,077)	(118,981)	(3,663,000)

Total Increase (Decrease) in Net Assets	345,752	2,240,624	202,834	364,844	5,741,215

Net Assets as of December 31, 2019:	$2,259,735	$12,623,039	$1,127,449	$2,124,851	$51,202,243

Investment Income:
Reinvested Dividends	-	148,730	14,402	22,895	840,856
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,142	67,806	5,329	11,619	290,800

Net Investment Income (Loss)	(15,142)	80,924	9,073	11,276	550,056

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	192,346	938,404	10,407	131,271	3,726,549
Realized Gain (Loss) on Investments	20,135	15,629	(64,780)	(11,214)	646,820

Net Realized Capital Gains (Losses) on Investments	212,481	954,033	(54,373)	120,057	4,373,369
Net Change in Unrealized Appreciation (Depreciation)	584,305	833,115	61,536	241,906	2,010,083

Net Gain (Loss) on Investment	796,786	1,787,148	7,163	361,963	6,383,452

Net Increase (Decrease) in Net Assets Resulting from Operations	781,644	1,868,072	16,236	373,239	6,933,508

Increase (Decrease) in Net Assets from Contract Transactions	28,491	(2,072,924)	(229,418)	(268,292)	(4,396,510)

Total Increase (Decrease) in Net Assets	810,135	(204,852)	(213,182)	104,947	2,536,998

Net Assets as of December 31, 2020:	$3,069,870	$12,418,187	$914,267	$2,229,798	$53,739,241

See Accompanying Notes.

(1) See Footnote 1

3

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2019 and 2020

	BlackRock Basic Value V.I. Class I Shares	BlackRock Capital Appreciation	BlackRock Equity Dividend V.I. Class I Shares	BlackRock Global Allocation	BlackRock Global Allocation V.I. Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2018:	$2,532,835	$9,914,582	$1,300,731	$14,774,476	$87,993

Investment Income:
Reinvested Dividends	67,064	11,648	32,185	232,006	1,228
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,040	70,151	8,711	92,365	659

Net Investment Income (Loss)	51,024	(58,503)	23,474	139,641	569

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	236,272	1,316,940	112,920	457,154	3,242
Realized Gain (Loss) on Investments	11,975	368,746	7,028	46,001	287

Net Realized Capital Gains (Losses) on Investments	248,247	1,685,686	119,948	503,155	3,529
Net Change in Unrealized Appreciation (Depreciation)	271,997	1,471,898	223,245	1,782,789	10,812

Net Gain (Loss) on Investment	520,244	3,157,584	343,193	2,285,944	14,341

Net Increase (Decrease) in Net Assets Resulting from Operations	571,268	3,099,081	366,667	2,425,585	14,910

Increase (Decrease) in Net Assets from Contract Transactions	(160,279)	(570,159)	115,140	(1,456,445)	(2,818)

Total Increase (Decrease) in Net Assets	410,989	2,528,922	481,807	969,140	12,092

Net Assets as of December 31, 2019:	$2,943,824	$12,443,504	$1,782,538	$15,743,616	$100,085

Investment Income:
Reinvested Dividends	57,544	3,956	32,165	221,095	1,340
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,912	82,085	8,433	90,635	707

Net Investment Income (Loss)	43,632	(78,129)	23,732	130,460	633

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	60,150	1,160,463	51,685	974,213	5,467
Realized Gain (Loss) on Investments	(133,178)	675,718	(307)	156,376	453

Net Realized Capital Gains (Losses) on Investments	(73,028)	1,836,181	51,378	1,130,589	5,920
Net Change in Unrealized Appreciation (Depreciation)	75,108	2,786,538	(60,380)	1,459,080	13,045

Net Gain (Loss) on Investment	2,080	4,622,719	(9,002)	2,589,669	18,965

Net Increase (Decrease) in Net Assets Resulting from Operations	45,712	4,544,590	14,730	2,720,129	19,598

Increase (Decrease) in Net Assets from Contract Transactions	(293,274)	(1,138,234)	(253,235)	(2,125,532)	(3,061)

Total Increase (Decrease) in Net Assets	(247,562)	3,406,356	(238,505)	594,597	16,537

Net Assets as of December 31, 2020:	$2,696,262	$15,849,860	$1,544,033	$16,338,213	$116,622

See Accompanying Notes.

(1) See Footnote 1

4

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2019 and 2020

	BlackRock Government Money Market Subaccount	BlackRock High Yield Subaccount	BlackRock International V.I. Class I Shares Subaccount	BlackRock Large Cap Focus Growth V.I. Class I Shares Subaccount	BlackRock Managed Volatility V.I. Class I Shares Subaccount

Net Assets as of December 31, 2018:	$9,988,093	$2,232,967	$765,913	$1,231,433	$31,381

Investment Income:
Reinvested Dividends	155,829	140,944	11,340	-	1,053
Investment Expense:
Mortality and Expense Risk and Administrative Charges	51,337	14,159	5,320	7,467	186

Net Investment Income (Loss)	104,492	126,785	6,020	(7,467)	867

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	138,017	3
Realized Gain (Loss) on Investments	-	16,344	7,947	37,474	119

Net Realized Capital Gains (Losses) on Investments	-	16,344	7,947	175,491	122
Net Change in Unrealized Appreciation (Depreciation)	-	179,384	229,156	200,133	(545)

Net Gain (Loss) on Investment	-	195,728	237,103	375,624	(423)

Net Increase (Decrease) in Net Assets Resulting from Operations	104,492	322,513	243,123	368,157	444

Increase (Decrease) in Net Assets from Contract Transactions	(1,831,557)	(115,318)	25,341	(205,286)	(706)

Total Increase (Decrease) in Net Assets	(1,727,065)	207,195	268,464	162,871	(262)

Net Assets as of December 31, 2019:	$8,261,028	$2,440,162	$1,034,377	$1,394,304	$31,119

Investment Income:
Reinvested Dividends	22,879	126,035	4,558	-	578
Investment Expense:
Mortality and Expense Risk and Administrative Charges	48,745	13,465	5,353	8,079	175

Net Investment Income (Loss)	(25,866)	112,570	(795)	(8,079)	403

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	14,900	100,407	-
Realized Gain (Loss) on Investments	-	(5,290)	21,281	42,402	3,017

Net Realized Capital Gains (Losses) on Investments	-	(5,290)	36,181	142,809	3,017
Net Change in Unrealized Appreciation (Depreciation)	-	66,964	139,235	418,330	(2,550)

Net Gain (Loss) on Investment	-	61,674	175,416	561,139	467

Net Increase (Decrease) in Net Assets Resulting from Operations	(25,866)	174,244	174,621	553,060	870

Increase (Decrease) in Net Assets from Contract Transactions	(608,766)	(133,896)	(142,732)	(71,174)	(22,663)

Total Increase (Decrease) in Net Assets	(634,632)	40,348	31,889	481,886	(21,793)

Net Assets as of December 31, 2020:	$7,626,396	$2,480,510	$1,066,266	$1,876,190	$9,326

See Accompanying Notes.

(1) See Footnote 1

5

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2019 and 2020

	BlackRock S&P 500 Index V.I. Class I Shares Subaccount	BlackRock U.S. Government Bond Subaccount	Invesco V.I. American Franchise Series I Shares Subaccount	Invesco V.I. Core Equity Series I Shares Subaccount	MFS® Growth Initial Class Subaccount

Net Assets as of December 31, 2018:	$2,155,185	$4,905,893	$768,510	$366,609	$967,366

Investment Income:
Reinvested Dividends	53,861	129,976	-	3,105	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	14,266	28,433	5,405	2,197	6,820

Net Investment Income (Loss)	39,595	101,543	(5,405)	908	(6,820)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	140,816	-	130,644	37,729	101,756
Realized Gain (Loss) on Investments	33,288	(16,536)	11,158	29,366	23,860

Net Realized Capital Gains (Losses) on Investments	174,104	(16,536)	141,802	67,095	125,616
Net Change in Unrealized Appreciation (Depreciation)	427,812	213,710	136,442	23,265	255,871

Net Gain (Loss) on Investment	601,916	197,174	278,244	90,360	381,487

Net Increase (Decrease) in Net Assets Resulting from Operations	641,511	298,717	272,839	91,268	374,667

Increase (Decrease) in Net Assets from Contract Transactions	(127,857)	(133,273)	(25,578)	(106,493)	134,818

Total Increase (Decrease) in Net Assets	513,654	165,444	247,261	(15,225)	509,485

Net Assets as of December 31, 2019:	$2,668,839	$5,071,337	$1,015,771	$351,384	$1,476,851

Investment Income:
Reinvested Dividends	43,571	104,215	825	4,647	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	14,826	29,518	6,633	2,070	8,797

Net Investment Income (Loss)	28,745	74,697	(5,808)	2,577	(8,797)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	160,524	-	86,113	80,168	98,686
Realized Gain (Loss) on Investments	84,500	13,490	52,103	(1,753)	92,316

Net Realized Capital Gains (Losses) on Investments	245,024	13,490	138,216	78,415	191,002
Net Change in Unrealized Appreciation (Depreciation)	119,514	217,176	273,855	(36,468)	251,626

Net Gain (Loss) on Investment	364,538	230,666	412,071	41,947	442,628

Net Increase (Decrease) in Net Assets Resulting from Operations	393,283	305,363	406,263	44,524	433,831

Increase (Decrease) in Net Assets from Contract Transactions	(355,499)	(300,521)	(30,102)	(9,960)	(147,072)

Total Increase (Decrease) in Net Assets	37,784	4,842	376,161	34,564	286,759

Net Assets as of December 31, 2020:	$2,706,623	$5,076,179	$1,391,932	$385,948	$1,763,610

See Accompanying Notes.

(1) See Footnote 1

6

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

1. Organization

ML of New York Variable Life Separate Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Prime Plan I -VII NY, Directed Life I NY, Directed Life II NY, and Prime Plan Investor NY.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Large Cap Growth Class A Shares	AB Large Cap Growth Portfolio Class A Shares
BlackRock Fund, Inc.	BlackRock Fund, Inc.
BlackRock Advantage Large Cap Core	BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value V.I. Class I Shares	BlackRock Advantage Large Cap Value V.I. Fund Class I Shares
BlackRock Advantage U.S. Total Market V.I. Class I Shares	BlackRock Advantage U.S. Total Market V.I. Fund Class I Shares
BlackRock Balanced Capital	BlackRock Balanced Capital Fund
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I Shares
BlackRock Capital Appreciation	BlackRock Capital Appreciation Fund
BlackRock Equity Dividend V.I. Class I Shares	BlackRock Equity Dividend Fund V.I. Class I Shares
BlackRock Global Allocation	BlackRock Global Allocation Fund
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares
BlackRock Government Money Market	BlackRock Government Money Market Fund
BlackRock High Yield	BlackRock High Yield Fund
BlackRock International V.I. Class I Shares	BlackRock International V.I. Fund Class I Shares
BlackRock Large Cap Focus Growth V.I. Class I Shares	BlackRock Large Cap Focus Growth V.I. Fund Class I Shares
BlackRock Managed Volatility V.I. Class I Shares	BlackRock Managed Volatility V.I. Fund Class I Shares
BlackRock S&P 500 Index V.I. Class I Shares	BlackRock S&P 500 Index V.I. Fund Class I Shares
BlackRock U.S. Government Bond	BlackRock U.S. Government Bond Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Series I Shares	Invesco V.I. American Franchise Portfolio Series I Shares
Invesco V.I. Core Equity Series I Shares	Invesco V.I. Core Equity Portfolio Series I Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® Growth Initial Class	MFS® Growth Series Initial Class

7

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2020.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2020.

8

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2020 were as follows:

Subaccount	Purchases	Sales

AB Large Cap Growth Class A Shares	$278,169	$72,494

BlackRock Advantage Large Cap Core	1,165,272	2,218,859

BlackRock Advantage Large Cap Value V.I. Class I Shares	26,608	236,547

BlackRock Advantage U.S. Total Market V.I. Class I Shares	195,115	320,858

BlackRock Balanced Capital	4,798,853	4,918,761

BlackRock Basic Value V.I. Class I Shares	139,556	329,043

BlackRock Capital Appreciation	1,200,339	1,256,230

BlackRock Equity Dividend V.I. Class I Shares	96,243	274,060

BlackRock Global Allocation	1,286,640	2,307,479

BlackRock Global Allocation V.I. Class I Shares	6,807	3,767

BlackRock Government Money Market	7,709,888	8,344,513

BlackRock High Yield	464,841	486,536

BlackRock International V.I. Class I Shares	25,437	154,076

BlackRock Large Cap Focus Growth V.I. Class I Shares	228,444	207,295

BlackRock Managed Volatility V.I. Class I Shares	578	22,837

BlackRock S&P 500 Index V.I. Class I Shares	276,690	442,919

BlackRock U.S. Government Bond	500,792	722,162

Invesco V.I. American Franchise Series I Shares	174,968	124,762

Invesco V.I. Core Equity Series I Shares	85,347	12,563

MFS® Growth Initial Class	98,686	155,870

9

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2020			Year Ended December 31, 2019
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Large Cap Growth Class A Shares	1,087	(808)	279	24	(4,727)	(4,703)
BlackRock Advantage Large Cap Core	221	(6,144)	(5,923)	230	(2,173)	(1,943)
BlackRock Advantage Large Cap Value V.I. Class I Shares	59	(6,462)	(6,403)	39	(594)	(555)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	407	(2,668)	(2,261)	125	(1,313)	(1,188)
BlackRock Balanced Capital	1,756	(34,349)	(32,593)	1,357	(30,021)	(28,664)
BlackRock Basic Value V.I. Class I Shares	321	(4,028)	(3,707)	470	(2,545)	(2,075)
BlackRock Capital Appreciation	101	(3,438)	(3,337)	340	(2,339)	(1,999)
BlackRock Equity Dividend V.I. Class I Shares	183	(3,648)	(3,465)	2,204	(604)	1,600
BlackRock Global Allocation	917	(23,268)	(22,351)	3,246	(19,921)	(16,675)
BlackRock Global Allocation V.I. Class I Shares	-	(53)	(53)	-	(52)	(52)
BlackRock Government Money Market	185,731	(200,542)	(14,811)	92,991	(138,313)	(45,322)
BlackRock High Yield	3,822	(5,038)	(1,216)	3,824	(4,990)	(1,166)
BlackRock International V.I. Class I Shares	260	(5,743)	(5,483)	2,629	(1,592)	1,037
BlackRock Large Cap Focus Growth V.I. Class I Shares	2,576	(4,814)	(2,238)	3,369	(9,756)	(6,387)
BlackRock Managed Volatility V.I. Class I Shares	-	(491)	(491)	-	(16)	(16)
BlackRock S&P 500 Index V.I. Class I Shares	1,303	(7,902)	(6,599)	1,067	(3,725)	(2,658)
BlackRock U.S. Government Bond	3,743	(6,530)	(2,787)	2,752	(4,079)	(1,327)
Invesco V.I. American Franchise Series I Shares	2,782	(4,067)	(1,285)	26	(1,163)	(1,137)
Invesco V.I. Core Equity Series I Shares	23	(454)	(431)	61	(5,010)	(4,949)
MFS® Growth Initial Class	-	(2,007)	(2,007)	2,970	(758)	2,212

10

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2020			Year Ended December 31, 2019
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Large Cap Growth Class A Shares	$86,008	$(57,517)	$28,491	$1,344	$(267,203)	$(265,859)
BlackRock Advantage Large Cap Core	81,162	(2,154,086)	(2,072,924)	80,720	(712,177)	(631,457)
BlackRock Advantage Large Cap Value V.I. Class I Shares	1,870	(231,288)	(229,418)	1,352	(20,429)	(19,077)
BlackRock Advantage U.S. Total Market V.I. Class I Shares	41,284	(309,576)	(268,292)	12,814	(131,795)	(118,981)
BlackRock Balanced Capital	247,628	(4,644,138)	(4,396,510)	172,422	(3,835,422)	(3,663,000)
BlackRock Basic Value V.I. Class I Shares	22,581	(315,855)	(293,274)	37,601	(197,880)	(160,279)
BlackRock Capital Appreciation	38,185	(1,176,419)	(1,138,234)	99,643	(669,802)	(570,159)
BlackRock Equity Dividend V.I. Class I Shares	12,518	(265,753)	(253,235)	160,494	(45,354)	115,140
BlackRock Global Allocation	94,112	(2,219,644)	(2,125,532)	294,118	(1,750,563)	(1,456,445)
BlackRock Global Allocation V.I. Class I Shares	-	(3,061)	(3,061)	-	(2,818)	(2,818)
BlackRock Government Money Market	7,694,039	(8,302,805)	(608,766)	3,793,521	(5,625,078)	(1,831,557)
BlackRock High Yield	339,396	(473,292)	(133,896)	345,920	(461,238)	(115,318)
BlackRock International V.I. Class I Shares	6,014	(148,746)	(142,732)	63,585	(38,244)	25,341
BlackRock Large Cap Focus Growth V.I. Class I Shares	128,097	(199,271)	(71,174)	112,012	(317,298)	(205,286)
BlackRock Managed Volatility V.I. Class I Shares	-	(22,663)	(22,663)	-	(706)	(706)
BlackRock S&P 500 Index V.I. Class I Shares	72,893	(428,392)	(355,499)	57,043	(184,900)	(127,857)
BlackRock U.S. Government Bond	393,894	(694,415)	(300,521)	267,891	(401,164)	(133,273)
Invesco V.I. American Franchise Series I Shares	88,045	(118,147)	(30,102)	599	(26,177)	(25,578)
Invesco V.I. Core Equity Series I Shares	546	(10,506)	(9,960)	1,260	(107,753)	(106,493)
MFS® Growth Initial Class	-	(147,072)	(147,072)	178,237	(43,419)	134,818

11

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

AB Large Cap Growth Class A Shares
12/31/2020	35,336	$89.00	to	$80.81	$3,069,870	-%	0.50%	to	0.90%	34.81%	to	34.28%
12/31/2019	35,057	66.02	to	60.18	2,259,735	-	0.50	to	0.90	34.03	to	33.49
12/31/2018	39,760	49.26	to	45.08	1,913,983	-	0.50	to	0.90	2.07	to	1.66
12/31/2017	46,861	48.26	to	44.35	2,210,225	-	0.50	to	0.90	31.33	to	30.81
12/31/2016	41,813	36.75	to	33.90	1,497,246	-	0.50	to	0.90	2.12	to	1.71

BlackRock Advantage Large Cap Core
12/31/2020	28,385	456.13	to	388.24	12,418,187	1.31	0.50	to	0.90	19.40	to	18.92
12/31/2019	34,308	382.03	to	326.46	12,623,039	1.45	0.50	to	0.90	28.45	to	27.94
12/31/2018	36,251	297.42	to	255.17	10,382,415	1.48	0.50	to	0.90	(5.59)	to	(5.96)
12/31/2017	39,210	315.02	to	271.35	11,903,631	1.34	0.50	to	0.90	21.63	to	21.15
12/31/2016	43,622	258.99	to	223.97	10,886,241	1.36	0.50	to	0.90	10.13	to	9.70

BlackRock Advantage Large Cap Value V.I. Class I Shares
12/31/2020	24,092	38.82	to	35.87	914,267	1.64	0.50	to	0.90	3.14	to	2.74
12/31/2019	30,495	37.63	to	34.92	1,127,449	2.11	0.50	to	0.90	24.27	to	23.78
12/31/2018	31,050	30.28	to	28.21	924,615	1.94	0.50	to	0.90	(8.66)	to	(9.03)
12/31/2017	32,421	33.16	to	31.01	1,058,407	1.34	0.50	to	0.90	16.64	to	16.18
12/31/2016	38,311	28.43	to	26.69	1,074,686	1.23	0.50	to	0.90	13.04	to	12.59

BlackRock Advantage U.S. Total Market V.I. Class I Shares
12/31/2020	16,839	136.01	to	122.18	2,229,798	1.18	0.50	to	0.90	19.37	to	18.89
12/31/2019	19,100	113.94	to	102.76	2,124,851	1.72	0.50	to	0.90	28.34	to	27.83
12/31/2018	20,288	88.78	to	80.39	1,760,007	1.11	0.50	to	0.90	(6.86)	to	(7.23)
12/31/2017	25,902	95.32	to	86.66	2,409,650	0.87	0.50	to	0.90	13.49	to	13.04
12/31/2016	34,292	83.99	to	76.66	2,816,287	0.33	0.50	to	0.90	23.04	to	22.55
BlackRock Balanced Capital
12/31/2020	339,553	163.71	to	141.80	53,739,241	1.71	0.50	to	0.90	15.17	to	14.72
12/31/2019	372,146	142.14	to	123.61	51,202,243	1.99	0.50	to	0.90	21.45	to	20.97
12/31/2018	400,810	117.04	to	102.18	45,461,028	1.83	0.50	to	0.90	(3.15)	to	(3.53)
12/31/2017	430,691	120.84	to	105.92	50,513,361	1.80	0.50	to	0.90	14.02	to	13.57
12/31/2016	469,922	105.98	to	93.27	48,376,102	1.72	0.50	to	0.90	8.11	to	7.68

BlackRock Basic Value V.I. Class I Shares
12/31/2020	30,294	91.02	to	81.76	2,696,262	2.40	0.50	to	0.90	2.91	to	2.51
12/31/2019	34,001	88.44	to	79.76	2,943,824	2.43	0.50	to	0.90	23.29	to	22.81
12/31/2018	36,076	71.73	to	64.95	2,532,835	1.49	0.50	to	0.90	(8.31)	to	(8.67)
12/31/2017	48,697	78.23	to	71.12	3,729,156	1.46	0.50	to	0.90	7.70	to	7.28
12/31/2016	60,944	72.63	to	66.30	4,341,846	1.60	0.50	to	0.90	17.60	to	17.13

BlackRock Capital Appreciation
12/31/2020	35,892	462.87	to	393.97	15,849,860	0.03	0.50	to	0.90	39.47	to	38.91
12/31/2019	39,229	331.89	to	283.61	12,443,504	0.10	0.50	to	0.90	32.12	to	31.60
12/31/2018	41,228	251.19	to	215.50	9,914,582	0.30	0.50	to	0.90	1.88	to	1.47
12/31/2017	44,957	246.55	to	212.37	10,630,477	0.28	0.50	to	0.90	32.99	to	32.47
12/31/2016	47,094	185.39	to	160.32	8,378,105	0.24	0.50	to	0.90	(0.10)	to	(0.50)

12

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio

BlackRock Equity Dividend V.I. Class I Shares
12/31/2020	18,065	$87.17	to	$78.31	$1,544,033	2.18%	0.50%	to	0.90%	3.40%	to	2.99%
12/31/2019	21,530	84.31	to	76.04	1,782,538	2.09	0.50	to	0.90	27.07	to	26.57
12/31/2018	19,930	66.35	to	60.08	1,300,731	1.98	0.50	to	0.90	(7.63)	to	(8.00)
12/31/2017	20,499	71.83	to	65.30	1,447,214	1.70	0.50	to	0.90	16.16	to	15.70
12/31/2016	28,120	61.83	to	56.44	1,718,688	1.82	0.50	to	0.90	15.82	to	15.36

BlackRock Global Allocation
12/31/2020	143,306	118.78	to	103.79	16,338,213	1.50	0.50	to	0.90	20.27	to	19.79
12/31/2019	165,657	98.76	to	86.64	15,743,616	1.54	0.50	to	0.90	17.54	to	17.07
12/31/2018	182,332	84.02	to	74.00	14,774,476	1.39	0.50	to	0.90	(7.73)	to	(8.10)
12/31/2017	205,914	91.07	to	80.53	18,121,885	1.42	0.50	to	0.90	13.49	to	13.04
12/31/2016	220,617	80.24	to	71.24	17,128,782	1.60	0.50	to	0.90	3.73	to	3.32

BlackRock Global Allocation V.I. Class I Shares
12/31/2020	1,720	71.96	to	64.07	116,622	1.32	0.50	to	0.90	20.41	to	19.93
12/31/2019	1,773	59.76	to	53.43	100,085	1.30	0.50	to	0.90	17.40	to	16.94
12/31/2018	1,825	50.91	to	45.69	87,993	0.96	0.50	to	0.90	(7.80)	to	(8.17)
12/31/2017	1,877	55.21	to	49.75	98,386	1.32	0.50	to	0.90	13.29	to	12.85
12/31/2016	1,927	48.73	to	44.09	89,388	1.25	0.50	to	0.90	3.60	to	3.19

BlackRock Government Money Market
12/31/2020	186,192	42.38	to	36.07	7,626,396	0.27	0.50	to	0.90	(0.23)	to	(0.63)
12/31/2019	201,003	42.48	to	36.30	8,261,028	1.77	0.50	to	0.90	1.27	to	0.87
12/31/2018	246,325	41.95	to	35.99	9,988,093	1.42	0.50	to	0.90	0.90	to	0.49
12/31/2017	191,798	41.58	to	35.81	7,744,924	0.44	0.50	to	0.90	(0.05)	to	(0.45)
12/31/2016	194,603	41.60	to	35.97	7,872,678	-	0.50	to	0.90	(0.49)	to	(0.89)

BlackRock High Yield
12/31/2020	24,214	106.00	to	92.18	2,480,510	5.53	0.50	to	0.90	7.29	to	6.87
12/31/2019	25,430	98.79	to	86.26	2,440,162	5.79	0.50	to	0.90	14.46	to	14.01
12/31/2018	26,596	86.31	to	75.66	2,232,967	5.72	0.50	to	0.90	(2.80)	to	(3.19)
12/31/2017	24,975	88.79	to	78.15	2,151,637	5.60	0.50	to	0.90	7.39	to	6.97
12/31/2016	29,860	82.68	to	73.06	2,402,516	5.67	0.50	to	0.90	13.85	to	13.40

BlackRock International V.I. Class I Shares
12/31/2020	32,650	33.41	to	30.52	1,066,266	0.51	0.50	to	0.90	20.72	to	20.24
12/31/2019	38,133	27.68	to	25.38	1,034,377	1.26	0.50	to	0.90	31.47	to	30.95
12/31/2018	37,096	21.05	to	19.38	765,913	2.59	0.50	to	0.90	(22.22)	to	(22.53)
12/31/2017	39,825	27.07	to	25.02	1,060,395	-	0.50	to	0.90	30.46	to	29.94
12/31/2016	29,941	20.75	to	19.25	608,422	1.60	0.50	to	0.90	(0.11)	to	(0.50)

BlackRock Large Cap Focus Growth V.I. Class I Shares
12/31/2020	36,416	52.09	to	47.78	1,876,190	-	0.50	to	0.90	43.03	to	42.46
12/31/2019	38,654	36.42	to	33.54	1,394,304	-	0.50	to	0.90	32.04	to	31.52
12/31/2018	45,041	27.58	to	25.50	1,231,433	-	0.50	to	0.90	2.50	to	2.09
12/31/2017	38,123	26.91	to	24.98	1,013,513	0.04	0.50	to	0.90	28.91	to	28.41
12/31/2016	38,775	20.88	to	19.45	801,967	0.58	0.50	to	0.90	7.35	to	6.92

BlackRock Managed Volatility V.I. Class I Shares
12/31/2020	202	47.16	to	43.58	9,326	1.98	0.50	to	0.90	3.06	to	2.65
12/31/2019	693	45.76	to	42.45	31,119	3.38	0.50	to	0.90	1.52	to	1.12
12/31/2018	709	45.07	to	41.98	31,381	1.81	0.50	to	0.90	0.52	to	0.11
12/31/2017	725	44.84	to	41.94	31,955	0.35	0.50	to	0.90	4.46	to	4.05
12/31/2016	740	42.93	to	40.31	31,285	0.85	0.50	to	0.90	1.20	to	0.80

BlackRock S&P 500 Index V.I. Class I Shares
12/31/2020	41,579	66.50	to	60.38	2,706,623	1.72	0.50	to	0.90	17.65	to	17.19
12/31/2019	48,178	56.52	to	51.52	2,668,839	2.21	0.50	to	0.90	30.69	to	30.17
12/31/2018	50,836	43.25	to	39.58	2,155,185	1.07	0.50	to	0.90	(5.09)	to	(5.47)
12/31/2017	48,916	45.57	to	41.87	2,181,726	1.60	0.50	to	0.90	20.90	to	20.42
12/31/2016	71,838	37.69	to	34.77	2,659,843	1.90	0.50	to	0.90	11.04	to	10.60

13

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

BlackRock U.S. Government Bond
12/31/2020	47,424	$110.11	to	$93.72	$5,076,179	2.00%	0.50%	to	0.90%	6.11%	to	5.69%
12/31/2019	50,211	103.77	to	88.68	5,071,337	2.58	0.50	to	0.90	6.25	to	5.83
12/31/2018	51,538	97.67	to	83.79	4,905,893	2.55	0.50	to	0.90	0.27	to	(0.13)
12/31/2017	56,926	97.41	to	83.90	5,407,779	2.25	0.50	to	0.90	1.21	to	0.81
12/31/2016	70,093	96.24	to	83.23	6,596,786	1.89	0.50	to	0.90	1.03	to	0.63
Invesco V.I. American Franchise Series I Shares
12/31/2020	38,527	36.40	to	35.17	1,391,932	0.07	0.50	to	0.90	41.65	to	41.08
12/31/2019	39,812	25.70	to	24.93	1,015,771	-	0.50	to	0.90	36.08	to	35.54
12/31/2018	40,949	18.89	to	18.39	768,510	-	0.50	to	0.90	(4.11)	to	(4.49)
12/31/2017	53,613	19.70	to	19.26	1,050,168	0.09	0.50	to	0.90	26.71	to	26.21
12/31/2016	36,629	15.54	to	15.26	566,080	-	0.50	to	0.90	1.76	to	1.36
Invesco V.I. Core Equity Series I Shares
12/31/2020	14,254	27.52	to	25.94	385,948	1.36	0.50	to	0.90	13.28	to	12.84
12/31/2019	14,685	24.29	to	22.99	351,384	0.86	0.50	to	0.90	28.32	to	27.81
12/31/2018	19,634	18.93	to	17.99	366,609	0.93	0.50	to	0.90	(9.85)	to	(10.21)
12/31/2017	18,426	21.00	to	20.03	381,747	0.88	0.50	to	0.90	12.61	to	12.17
12/31/2016	34,909	18.65	to	17.86	644,223	0.77	0.50	to	0.90	9.72	to	9.28
MFS® Growth Initial Class
12/31/2020	20,338	88.06	to	79.96	1,763,610	-	0.50	to	0.90	31.20	to	30.68
12/31/2019	22,345	67.12	to	61.19	1,476,851	-	0.50	to	0.90	37.46	to	36.92
12/31/2018	20,133	48.83	to	44.69	967,366	0.09	0.50	to	0.90	2.16	to	1.75
12/31/2017	24,230	47.80	to	43.92	1,138,435	0.11	0.50	to	0.90	30.75	to	30.24
12/31/2016	19,495	36.56	to	33.72	697,389	0.04	0.50	to	0.90	1.93	to	1.53

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

14

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

6. Administrative and Mortality and Expense Risk Charges

An annual charge is deducted from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the account and ranges from 0.50% to 0.90%, depending on the death benefit selected. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable life contracts.

15

Transamerica Financial Life Insurance Company

ML of New York Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

16